UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2019

FOOTHILLS EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55872	27-3439423
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10940 Wilshire Blvd., 23rd Floor

Los Angeles, CA 90024

(Address of principal executive offices) (Zip Code)

(424) 901-6655

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.02. Termination of a Material Definitive Agreement

On May 23, 2019, Foothills Exploration, Inc., through its indirect wholly owned subsidiary, Foothills Exploration, LLC (the “Company”), entered into a letter agreement for the purchase and sale of oil and gas assets with an unrelated third-party seller. concerning the acquisition of 87 oil and gas wells and associated acreage located in Sweet Grass, Stillwater, Musselshell and Rosebud Counties, Montana. For additional details regarding this acquisition, please refer to the Company’s current report on Form 8-K filed with the SEC on May 30, 2019.

On June 26, 2019, the Company entered into a second letter agreement with another unrelated third-party seller, concerning the acquisition of 12 shut-in wells, 5,769 acres, additional miscellaneous leases, associated pipelines, gathering systems, compression and processing facilities, and related yards and equipment located in Stillwater and Golden Valley counties, Montana. For additional details regarding this acquisition, please refer to the Company’s current report on Form 8-K filed with the SEC on July 2, 2019.

Closing of the purchase and sale for both acquisitions was originally scheduled to occur on or before sixty (60) days following the full execution of each respective agreement, subject to the approval of transfer from the Montana Board of Oil and Gas Conservation (the “MBOGC”).

On August 15, 2019, at the MBOGC public hearing held in Billings, Montana, the Company presented its proposed plan for the transfer of wells from both sellers described above. At this hearing, the MBOGC requested additional information from the Company for the pending change of operator requests, including additional bonding, and requested that said information be presented and discussed at the October 10, 2019, public hearing.

On October 9, 2019, the Company decided to no longer proceed with either of the above proposed acquisitions due to the additional financial requirements requested for the change of operator involving the shut-in wells of both properties, respectively, and for other material undisclosed reasons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2019

FOOTHILLS EXPLORATION, INC.

By:	/s/ B. P. Allaire
B. P. Allaire
Chief Executive Officer